UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-05715

The Gabelli Convertible and Income Securities Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                    Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:     1-800-422-3554

Date of fiscal year end:     December 31

Date of reporting period:     December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Convertible and Income Securities Fund Inc.

Annual Report

December 31, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio manager to eliminate his opinions and/or restrict his commentary to historical facts, we have separated his commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Investment Performance

For the year ended December 31, 2011, the net asset value (“NAV”) total return of The Gabelli Convertible and Income Securities Fund Inc. was (0.9)%, compared with a total return of 8.7% for the Barclays Capital Government/Corporate Bond Index. The total return for the Fund’s publicly traded shares was (9.1)%. On December 31, 2011, the Fund’s NAV per share was $5.48, while the price of the publicly traded shares closed at $5.11 on the New York Stock Exchange (“NYSE”).

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Sincerely yours,

February 22, 2012	Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (07/03/89)
Gabelli Convertible and Income Securities Fund
NAV Total Return (b)	(0.86)%	0.87%	3.47%	6.30%
Investment Total Return (c)	(9.11)	(1.98)	1.40	4.63	(d)
Standard & Poor's 500 Index	2.11	(0.25)	2.92	8.62	(e)
Barclays Capital Government/Corporate Bond Index	8.71	6.52	5.81	N/A	(f)
Lipper Convertible Securities Fund Average	(5.23)	2.56	5.10	7.88	(e)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor's 500 Index is an unmanaged indicator of stock market performance. The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25.
(d)	The Fund converted to closed-end status on March 31, 1995 and had no operating history on the NYSE prior to that date.
(e)	From June 30, 1989, the date closest to the Fund’s inception for which data is available.
(f)	The Barclays Capital Government/Corporate Bond Index inception date is December 31, 1998.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2011:

U.S. Government Obligations	22.4%
Energy and Utilities	12.1%
Financial Services	11.3%
Health Care	8.8%
Diversified Industrial	7.8%
Telecommunications	6.7%
Computer Hardware	5.3%
Aerospace	5.1%
Food and Beverage	3.6%
Retail	3.2%
Consumer Products	1.9%
Business Services	1.8%
Automotive: Parts and Accessories	1.7%
Hotels and Gaming	1.2%
Electronics	1.1%
Computer Software and Services	0.9%
Transportation	0.9%

Automotive	0.7%
Building and Construction	0.6%
Insurance	0.6%
Communications Equipment	0.5%
Specialty Chemicals	0.5%
Environmental Services	0.4%
Broadcasting	0.3%
Metals and Mining	0.2%
Cable and Satellite	0.1%
Entertainment	0.1%
Equipment and Supplies	0.1%
Wireless Communications	0.1%
Machinery	0.0%
Manufactured Housing and Recreational Vehicles	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to the Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS

December 31, 2011

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 22.4%
	Aerospace — 1.7%
$1,850,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	$1,486,821	$1,676,562

	Automotive — 0.7%
600,000	Navistar International Corp., Sub. Deb. Cv., 3.000%, 10/15/14	597,220	649,500

	Broadcasting — 0.3%
200,000	Sirius XM Radio Inc., Sub. Deb. Cv., 7.000%, 12/01/14 (a)	182,055	259,500

	Building and Construction — 0.6%
	Lennar Corp., Cv.,
400,000	2.000%, 12/01/20 (a)	389,683	404,000
200,000	2.750%, 12/15/20 (a)	205,557	224,000

		595,240	628,000

	Business Services — 1.8%
1,700,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	1,656,602	1,727,625

	Cable and Satellite — 0.0%
400,000	Adelphia Communications Corp., Sub. Deb. Cv., 3.250%, 05/01/21† (b)	92,711	0

	Computer Hardware — 4.0%
4,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,362,547	3,915,000

	Consumer Products — 0.1%
250,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17	194,831	66,875

	Diversified Industrial — 5.1%
3,500,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (a)	3,467,012	3,325,000
1,400,000	Roper Industries Inc., Sub. Deb. Cv. (STEP), Zero Coupon, 01/15/34	850,098	1,526,000
50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	50,000	77,000
100,000	Trinity Industries Inc., Sub. Deb. Cv., 3.875%, 06/01/36	71,812	98,250

		4,438,922	5,026,250

	Electronics — 0.1%
100,000	Intel Corp., Sub. Deb. Cv., 3.250%, 08/01/39	106,645	125,750

	Energy and Utilities — 0.5%
400,000	UniSource Energy Corp., Cv., 4.500%, 03/01/35 (a)	398,469	432,500

	Entertainment — 0.1%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	50,000	72,125
100,000	THQ Inc., Cv., 5.000%, 08/15/14	92,849	47,500

		142,849	119,625

	Environmental Services — 0.4%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	350,000	366,625

Principal Amount		Cost	Market Value

	Financial Services — 1.5%
$1,500,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	$1,500,000	$1,481,250

	Health Care — 0.3%
100,000	Chemed Corp., Cv., 1.875%, 05/15/14	89,326	94,250
250,000	Wright Medical Group Inc., Cv., 2.625%, 12/01/14	230,031	233,750

		319,357	328,000

	Hotels and Gaming — 1.2%
900,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14 (a)	881,026	1,005,750
100,000	MGM Resorts International, Cv., 4.250%, 04/15/15	100,955	95,125
100,000	Morgans Hotel Group Co., Sub. Deb. Cv., 2.375%, 10/15/14	91,137	81,750

		1,073,118	1,182,625

	Metals and Mining — 0.2%
100,000	Alcoa Inc., Cv., 5.250%, 03/15/14	100,000	151,750

	Retail — 0.7%
60,000	Costco Wholesale Corp., Sub. Deb. Cv., Zero Coupon, 08/19/17	53,442	113,850
630,000	Spartan Stores Inc., Cv., 3.375%, 05/15/27	550,098	584,325

		603,540	698,175

	Telecommunications — 3.1%
3,000,000	NII Holdings Inc., Cv., 3.125%, 06/15/12	2,990,687	3,033,750

	TOTAL CONVERTIBLE CORPORATE BONDS	20,191,614	21,869,362

Shares

	CONVERTIBLE PREFERRED STOCKS — 1.7%
	Business Services — 0.0%
20,000	Key3Media Group Inc. (STEP), 5.500% Cv. Pfd., Ser. B† (b)	499,993	117

	Communications Equipment — 0.2%
400	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	156,750	245,600

	Energy and Utilities — 0.3%
6,000	AES Trust III, 6.750% Cv. Pfd.	229,530	294,540
300	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	11,460	13,812
5	Whiting Petroleum Corp., 6.250%, Cv. Pfd.	500	1,100

		241,490	309,452

	Health Care — 0.0%
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C† (b)(c)	91,465	48,667

	Telecommunications — 0.6%
14,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	350,962	544,040

	Transportation — 0.6%
2,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (b)	360,275	545,750

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,700,935	1,693,626

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 53.1%
	Aerospace — 3.4%
20,000	Goodrich Corp.	$2,434,622	$2,474,000
1,000	Rockwell Automation Inc.	30,042	73,370
65,000	Rolls-Royce Holdings plc	560,739	753,549
4,485,000	Rolls-Royce Holdings plc, Cl. C† (c)	7,137	6,965

		3,032,540	3,307,884

	Automotive: Parts and Accessories — 1.7%
27,000	Genuine Parts Co.	1,051,306	1,652,400

	Cable and Satellite — 0.1%
493,409	Adelphia Recovery Trust† (b)	0	0
2,000	Rogers Communications Inc., Cl. B	28,913	77,020

		28,913	77,020

	Communications Equipment — 0.3%
22,000	Corning Inc.	265,940	285,560

	Computer Hardware — 1.3%
7,000	International Business Machines Corp.	590,718	1,287,160

	Computer Software and Services — 0.9%
11,000	Diebold Inc.	296,571	330,770
20,000	Microsoft Corp.	545,275	519,200

		841,846	849,970

	Consumer Products — 1.8%
2,000	Kimberly-Clark Corp.	122,696	147,120
40,000	Swedish Match AB	785,618	1,419,926
3,500	The Procter & Gamble Co.	216,289	233,485

		1,124,603	1,800,531

	Diversified Industrial — 2.7%
5,000	Crane Co.	218,032	233,550
99,000	General Electric Co.	1,746,544	1,773,090
355,000	National Patent Development Corp.†	887,500	670,950
880	Textron Inc.	7,502	16,271

		2,859,578	2,693,861

	Electronics — 1.0%
20,000	Netlogic Microsystems Inc.†	962,235	991,400

	Energy and Utilities — 11.0%
4,000	Anadarko Petroleum Corp.	140,104	305,320
6,000	BP plc, ADR	236,937	256,440
1,500	CH Energy Group Inc.	54,441	87,570
7,200	Chevron Corp.	431,846	766,080
4,500	ConocoPhillips	232,747	327,915
6,000	CONSOL Energy Inc.	214,678	220,200
3,000	Devon Energy Corp.	174,764	186,000
20,000	El Paso Corp.	243,630	531,400
15,000	Exxon Mobil Corp.	886,881	1,271,400
55,000	GenOn Energy Inc.†	240,714	143,550
1,200,000	GenOn Energy Inc., Escrow† (b)	0	0
38,000	Great Plains Energy Inc.	602,542	827,640
5,000	Halliburton Co.	147,980	172,550
9,000	Hess Corp.	686,377	511,200
20,000	National Fuel Gas Co.	809,007	1,111,600
21,000	NextEra Energy Inc.	1,114,229	1,278,480
12,000	Northeast Utilities	260,850	432,840
10,000	Progress Energy Inc.	449,854	560,200
10,000	Progress Energy Inc., CVO†	5,200	7,340
16,000	Royal Dutch Shell plc, Cl. A, ADR	1,014,367	1,169,440
12,000	SJW Corp.	260,028	283,680
7,000	Southern Union Co.	232,820	294,770

		8,439,996	10,745,615

Shares		Cost	Market Value

	Equipment and Supplies — 0.1%
3,000	Mueller Industries Inc.	$98,905	$115,260

	Financial Services — 9.8%
36,000	AllianceBernstein Holding LP	742,074	470,880
34,000	American Express Co.	1,492,040	1,603,780
4,000	Deutsche Bank AG	184,629	151,440
6,000	GAM Holding AG†	70,868	65,155
5,000	HSBC Holdings plc, ADR	277,880	190,500
14,000	JPMorgan Chase & Co.	558,539	465,500
13,000	Julius Baer Group Ltd.†	445,308	508,485
4,000	M&T Bank Corp.	344,802	305,360
10,000	Marsh & McLennan Companies Inc.	266,966	316,200
15,000	Morgan Stanley	336,131	226,950
15,000	Northern Trust Corp.	695,581	594,900
21,000	PNC Financial Services Group Inc.	1,211,530	1,211,070
12,000	Royal Bank of Canada	626,408	611,520
7,000	State Street Corp.	330,550	282,170
45,000	The Bank of New York Mellon Corp.	1,216,397	895,950
60,000	Wells Fargo & Co.	1,682,858	1,653,600

		10,482,561	9,553,460

	Food and Beverage — 3.6%
8,000	Dr Pepper Snapple Group Inc.	214,568	315,840
2,000	General Mills Inc.	51,574	80,820
7,021	Kraft Foods Inc., Cl. A	199,955	262,304
400,000	Parmalat SpA	1,340,988	688,539
1,020	Pernod-Ricard SA	57,595	94,601
30,000	The Coca-Cola Co.	1,311,355	2,099,100

		3,176,035	3,541,204

	Health Care — 8.5%
5,000	Abbott Laboratories	235,688	281,150
20,000	Becton, Dickinson and Co.	1,595,069	1,494,400
1,500	Covidien plc	56,592	67,515
38,000	Eli Lilly & Co.	1,580,417	1,579,280
310,259	Elite Pharmaceuticals Inc.†	24,116	21,718
20,000	Johnson & Johnson	1,220,156	1,311,600
18,000	Merck & Co. Inc.	558,850	678,600
58,000	Pfizer Inc.	1,019,914	1,255,120
27,000	Roche Holding AG, ADR	1,007,936	1,148,850
10,000	UnitedHealth Group Inc.	309,124	506,800

		7,607,862	8,345,033

	Insurance — 0.6%
10,000	Harleysville Group Inc.	590,828	565,700

	Machinery — 0.0%
1,000	Mueller Water Products Inc., Cl. A	4,730	2,440

	Retail — 2.4%
41,000	CVS Caremark Corp.	1,360,041	1,671,980
10,000	Wal-Mart Stores Inc.	478,743	597,600
2,000	Walgreen Co.	58,800	66,120

		1,897,584	2,335,700

	Specialty Chemicals — 0.5%
10,000	International Flavors & Fragrances Inc.	539,238	524,200

	Telecommunications — 3.0%
10,000	BCE Inc.	283,752	416,700
5,000	Belgacom SA	185,897	156,863
3,000	Philippine Long Distance Telephone Co., ADR	91,004	172,860
2,500	Swisscom AG	937,646	947,248
17,000	Telekom Austria AG	252,291	203,256

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares			Cost	Market Value

		COMMON STOCKS (Continued)
		Telecommunications (Continued)
27,000		Verizon Communications Inc.	$928,516	$1,083,240

			2,679,106	2,980,167

		Transportation — 0.3%
7,000		GATX Corp.	208,546	305,620

		Wireless Communications — 0.1%
5,000		Turkcell Iletisim Hizmetleri A/S, ADR†	74,560	58,800
49		Winstar Communications Inc.† (b)	367	0

			74,927	58,800

		TOTAL COMMON STOCKS	46,557,997	52,018,985

		RIGHTS — 0.0%
		Health Care — 0.0%
30,000		Sanofi, CVR, expire 12/31/20†	50,050	36,000

		WARRANTS — 0.0%
		Food and Beverage — 0.0%
1,300		Parmalat SpA, GDR, expire 12/31/15† (a)(b)(d)	0	127

		Health Care — 0.0%
74,333		Elite Pharmaceuticals Inc., expire 04/24/12† (b)(c)	8,535	205

		TOTAL WARRANTS	8,535	332

Principal Amount

		CORPORATE BONDS — 0.4%
		Energy and Utilities — 0.3%
$1,000,000		Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	799,360	350,000

		Health Care — 0.0%
150,000		Sabratek Corp., Sub. Deb., 6.000%, 04/15/12† (b)	84,763	0

		Manufactured Housing and Recreational Vehicles — 0.0%
103,000		Fleetwood Enterprises Inc., 14.000%, 12/15/12† (b)	98,000	0

		Retail — 0.1%
3,000,000		The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12†	1,287,749	60,000

		TOTAL CORPORATE BONDS	2,269,872	410,000

		U.S. GOVERNMENT OBLIGATIONS — 22.4%
21,872,000		U.S. Treasury Bills, 0.000% to 0.055%††, 01/05/12 to 06/14/12(e)	21,870,389	21,870,913

TOTAL INVESTMENTS — 100.0%			$92,649,392	97,899,218

Notional Amount			Termination Date	Unrealized Appreciation/ Depreciation

		EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS — 0.0%
$526,125
(47,500	Shares)	Rolls-Royce Holdings plc,	06/27/12	24,310
5,189
(3,277,500	Shares)	Rolls-Royce Holdings plc, Cl. C	06/27/12	(107)

		TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		24,203

Market Value

Other Assets and Liabilities (Net)	$253,495

PREFERRED STOCK (965,548 preferred shares outstanding)	(24,138,700)

NET ASSETS — COMMON STOCK (13,516,406 common shares outstanding)	$74,038,216

NET ASSET VALUE PER COMMON SHARE ($74,038,216 ÷ 13,516,406 shares outstanding)	$5.48

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of Rule 144A securities amounted to $5,650,877 or 5.77% of total investments. Except as noted in (c), these securities are liquid.
(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of fair valued securities amounted to $594,866 or 0.61% of total investments.
(c)	At December 31, 2011, the Fund held investments in restricted and illiquid securities amounting to $55,837 or 0.06% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
100	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C	04/25/07	$91,465	$486.6700
74,333	Elite Pharmaceuticals Inc., Warrants expire 04/24/12	04/25/07	8,535	0.0028
4,485,000	Rolls-Royce Holdings plc, Cl. C	10/26/11	7,137	0.0016

(d)	Illiquid security.
(e)	At December 31, 2011, $1,000,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVO	Contingent Value Obligation
CVR	Contingent Value Right
GDR	Global Depositary Receipt
STEP	Step coupon security. The rate disclosed is that in effect at December 31, 2011.

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets:
Investments, at value (cost $92,649,392)	$97,899,218
Foreign currency, at value (cost $335)	324
Cash	323
Deposit at brokers	51,090
Dividends and interest receivable	332,258
Unrealized appreciation on swap contracts	24,310
Deferred offering expense	83,128

Total Assets	98,390,651

Liabilities:
Distributions payable	20,116
Payable for investment advisory fees	62,563
Payable for payroll expenses	38,467
Payable for accounting fees	3,750
Payable for legal and audit fees	41,448
Payable for shareholder communications expenses	38,012
Unrealized depreciation on swap contracts	107
Other accrued expenses	9,272

Total Liabilities	213,735

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,995,000 shares authorized with 965,548 shares issued and outstanding)	24,138,700

Net Assets Attributable to Common Shareholders	$74,038,216

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$76,791,216
Accumulated net investment income	45,022
Accumulated net realized loss on investments, swap contracts, securities sold short, and foreign currency transactions	(8,073,335)
Net unrealized appreciation on investments	5,249,826
Net unrealized appreciation on swap contracts	24,203
Net unrealized appreciation on foreign currency translations	1,284

Net Assets	$74,038,216

Net Asset Value per Common Share:
($74,038,216 ÷ 13,516,406 shares outstanding at $0.001 par value; 998,000,000 shares authorized)	$5.48

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $30,931)	$1,408,104
Interest	1,313,817

Total Investment Income	2,721,921

Expenses:
Investment advisory fees	1,028,895
Payroll expenses	117,062
Shareholder communications expenses	115,142
Legal and audit fees	71,132
Directors’ fees	57,915
Accounting fees	45,000
Shareholder services fees	34,588
Custodian fees	34,533
Miscellaneous expenses	66,945

Total Expenses	1,571,212

Less:
Advisory fee reduction	(241,387)

Net Expenses	1,329,825

Net Investment Income	1,392,096

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	898,071
Net realized gain on swap contracts	75,558
Net realized gain on securities sold short	20,991
Net realized gain on foreign currency transactions	348

Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	994,968

Net change in unrealized appreciation/depreciation:
on investments	(1,712,078)
on swap contracts	25,445
on foreign currency translations	(629)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(1,687,262)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency	(692,294)

Net Increase in Net Assets Resulting from Operations	699,802

Total Distributions to Preferred Shareholders	(1,448,322)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(748,520)

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON

SHAREHOLDERS

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$1,392,096	$1,916,711
Net realized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	994,968	(812,584)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(1,687,262)	7,454,822

Net Increase in Net Assets Resulting from Operations	699,802	8,558,949

Distributions to Preferred Shareholders:
Net investment income	(1,003,797)	(1,452,345)
Net realized short-term gain	(444,525)	—

Total Distributions to Preferred Shareholders	(1,448,322)	(1,452,345)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(748,520)	7,106,604

Distributions to Common Shareholders:
Net investment income	(557,255)	(735,997)
Net realized short-term gain	(246,777)	—
Return of capital	(5,658,605)	(5,478,854)

Total Distributions to Common Shareholders	(6,462,637)	(6,214,851)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	841,209	1,482,618

Net Increase in Net Assets from Fund Share Transactions	841,209	1,482,618

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(6,369,948)	2,374,371

Net Assets Attributable to Common Shareholders:
Beginning of period	80,408,164	78,033,793

End of period (including undistributed net investment income of $45,022 and $0, respectively)	$74,038,216	$80,408,164

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2011	2010		2009	2008	2007
Operating Performance:
Net asset value, beginning of period	$6.01	$5.94		$5.19	$7.90	$8.31

Net investment income	0.10	0.15		0.18	0.24	0.42
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	(0.05)	0.50		1.10	(2.01)	0.20

Total from investment operations	0.05	0.65		1.28	(1.77)	0.62

Distributions to Preferred Shareholders: (a)
Net investment income .	(0.07)	(0.11)		(0.11)	(0.14)	(0.11)
Net realized gain	(0.03)	—		—	(0.01)	(0.12)

Total distributions to preferred shareholders	(0.10)	(0.11)		(0.11)	(0.15)	(0.23)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.05)	0.54		1.17	(1.92)	0.39

Distributions to Common Shareholders:
Net investment income	(0.04)	(0.06)		(0.09)	(0.09)	(0.31)
Net realized gain	(0.02)	—		—	(0.01)	(0.32)
Paid-in capital	(0.42)	(0.41)		(0.33)	(0.70)	(0.17)

Total distributions to common shareholders	(0.48)	(0.47)		(0.42)	(0.80)	(0.80)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.00(e )	(0.00	)(e)	0.00(e )	—	0.00(e )
Increase in net asset value from repurchase of preferred shares	—	—		0.00(e )	0.01	—

Total fund share transactions	0.00(e )	(0.00	)(e)	0.00(e )	0.01	0.00(e )

Net Asset Value Attributable to Common Shareholders, End of Period	$5.48	$6.01		$5.94	$5.19	$7.90

NAV total return †	(0.74)%	9.46%		23.72%	(25.57)%	4.44%

Market value, end of period	$5.11	$6.12		$5.81	$5.55	$7.67

Investment total return ††	(9.11)%	13.96%		13.16%	(18.02)%	(5.85)%

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2011	2010	2009	2008	2007
Ratios to Average net assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$98,177	$104,547	$102,173	$91,782	$149,360
Net assets attributable to common shares, end of period (in 000’s)	$74,038	$80,408	$78,034	$67,349	$99,590
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.77%	2.43%	3.28%	3.65%	4.90%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	2.00%	2.05%	2.01%	2.06%	2.23%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)	1.69%	2.05%	2.01%	1.64%	1.75%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.53%	1.57%	1.50%	1.45%	1.51%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)	1.29%	1.57%	1.50%	1.15%	1.18%
Portfolio turnover rate †††	41%	44%	71%	76%	61%
Preferred Stock:
6.000% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$24,139	$24,139	$24,139	$24,433	$24,770
Total shares outstanding (in 000’s)	966	966	966	977	991
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$25.48	$25.20	$23.95	$22.75	$24.07
Asset coverage per share	$101.68	$108.28	$105.82	$93.91	$75.02
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	—	—	—	—	$25,000
Total shares outstanding (in 000’s)	—	—	—	—	1
Liquidation preference per share	—	—	—	—	$25,000
Average market value (c)	—	—	—	—	$25,000
Asset coverage per share	—	—	—	—	$75,025
Asset Coverage (d)	407%	433%	423%	376%	300%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 98%.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, for the year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.74%, and the ratios of operating expenses to average net assets including liquidation value of preferred shares would have been 1.17%. For the years ended December 31, 2011, 2010, 2009 and 2008, the effect of Custodoan Fee Credits was minimal.
(c)	Based on weekly prices.
(d)	Asset coverage is calculated by combining all series of preferred stock.
(e)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS

1.  Organization.  The Gabelli Convertible and Income Securities Fund Inc. is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as a diversified open-end management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. The Board of Directors (the “Board”), at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

Effective August 1, 2002, the Fund changed its name to The Gabelli Convertible and Income Securities Fund Inc. Consistent with its new name, under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of convertible securities and income producing securities (the “80% Policy”). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	—	$21,869,362	$0	$21,869,362
Convertible Preferred Stocks:
Business Services	—	—	117	117
Health Care	—	—	48,667	48,667
Transportation	—	545,750	—	545,750
Other Industries (a)	$1,099,092	—	—	1,099,092
Total Convertible Preferred Stocks	1,099,092	545,750	48,784	1,693,626
Common Stocks:
Aerospace	3,300,919	6,965	—	3,307,884
Cable and Satellite	77,020	—	0	77,020
Energy and Utilities	10,745,615	—	0	10,745,615
Wireless Communications	58,800	—	0	58,800
Other Industries (a)	37,829,666	—	—	37,829,666
Total Common Stocks	52,012,020	6,965	0	52,018,985
Rights (a)	36,000	—	—	36,000
Warrants (a)	—	332	—	332
Corporate Bonds (a)	—	410,000	0	410,000
U.S. Government Obligations	—	21,870,913	—	21,870,913
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$53,147,112	$44,703,322	$48,784	$97,899,218
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$24,310	$—	$24,310
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	—	(107)	—	(107)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$24,203	$—	$24,203

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$472,500	$—	$—	$34,289	$—	$(34,289)	$—	$(472,500)	$0	$34,289
Convertible Preferred Stocks:
Business Services	117	—	—	—	—	—	—	—	117	—
Health Care	4,484	—	—	44,183	—	—	—	—	48,667	44,183
Total Convertible Preferred Stocks	4,601	—	—	44,183	—	—	—	—	48,784	44,183
Common Stocks:
Cable and Satellite	0	—	—	—	—	—	—	—	0	—
Energy and Utilities	0	—	—	—	—	—	—	—	0	—
Wireless Communications	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	0	—	—	—	—	—	—	—	0	—
Corporate Bonds	0	—	—	—	—	0	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$477,101	$—	$—	$78,472	$—	$(34,289)	$—	$(472,500)	$48,784	$78,472

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
		Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$526,125	(47,500 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/27/12	$24,310
5,189	(3,277,500 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Group plc, Cl. C	6/27/12	(107)

					$24,203

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2011 had an average monthly notional amount of approximately $491,168.

As of December 31, 2011, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and under Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2011, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2011, there were no short sales outstanding.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of income from defaulted securities, recharacterization of distributions, reclassifications of gains on investments in swaps, basis adjustments on securities sold with conversion premiums and hybrid income, and taxable distributions in excess of book income. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to increase net investment income by $313,357 and decrease accumulated net realized loss on investments, swap contracts, securities sold short, and foreign currency transactions by $355,403, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (“Cumulative Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$804,032	$1,448,322	$735,997	$1,452,345
Return of capital	5,658,605	—	5,478,854	—

Total distributions paid	$6,462,637	$1,448,322	$6,214,851	$1,452,345

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

Currently, the Fund has a fixed distribution policy. Under the policy, the Fund declares and pays quarterly distributions from net investment income and capital gains. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend.

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(7,312,467)
Net unrealized appreciation on investments, swap contracts, and foreign currency translations	4,724,788
Other temporary differences*	(165,321)

Total	$(2,753,000)

*	Other temporary differences are primarily due to adjustments for distributions payable, adjustments for swap contracts, hybrid income, and defaulted securities.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2017	$5,655,262
Capital Loss Carryforward Available through 2018	1,657,205

Total Capital Loss Carryforwards	$7,312,467

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $699,605.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, qualified five year tax gains, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$93,199,917	$10,914,859	$(6,215,558)	$4,699,301

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Stock for the year.

The Fund’s total return on the NAV of the Common Shares is monitored on a monthly basis to assess whether the total return on the NAV of the Common Shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Stock for the period. For the fiscal year ended December 31, 2011, the Fund’s total return on the NAV of the Common Shares did not exceed the stated dividend rate or net swap expense of all outstanding Preferred Stock. Thus, advisory fees with respect to the liquidation value of the preferred stock assets were reduced by $241,387.

During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $20,977 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser), and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2011, the Fund paid or accrued $117,062 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $750 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $35,523,102 and $32,949,480, respectively.

5.  Capital.  The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2011 and 2010, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in common stock were as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	139,083	$841,209	247,056	$1,482,618

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration, effective July 28, 2011, gives the Fund the ability to offer additional common and preferred shares.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

On March 18, 2003, the Fund received net proceeds of $23,994,241 after underwriting discounts of $787,500 and offering expenses of $218,259 from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock (“Series B Stock”). The Fund, at its option, may redeem the Series B Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase on the open market at prices less than the $25 liquidation value of the Series B Stock. During the years ended December 31, 2011 and 2010 the Fund did not repurchase any shares of Series B Stock. At December 31, 2011, 965,548 shares of Series B Stock were outstanding and accrued dividends amounted to $20,116.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Gabelli Convertible and Income Securities Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible and Income Securities Fund Inc. (hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2012

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

ADDITIONAL FUND INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Convertible and Income Securities Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[5]

INTERESTED DIRECTORS[3]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1989**	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer- Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

INDEPENDENT DIRECTORS[6]:
E. Val Cerutti Director Age: 72	Since 1989*	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita[4] Director Age: 76	Since 1989***	35	President of the law firm of Anthony J. Colavita, P.C.	—
Dugald A. Fletcher Director Age: 82	Since 1989*	2	President, Fletcher & Company, Inc.	Director of Harris and Harris Group, Inc. (venture capital)
Anthony R. Pustorino Director Age: 86	Since 1989*	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)
Werner J. Roeder, MD4 Director Age: 71	Since 2001**	22	Medical Director of Lawrence Hospital and practicing private physician	—
Anthonie C. van Ekris Director Age: 77	Since 1992***	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005
Salvatore J. Zizza Director Age: 66	Since 1991***	29

Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)

Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008.
Agnes Mullady Treasurer and Secretary Age: 53	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Curtis A. Browning Assistant Vice President & Ombudsman Age: 27	Since 2011	Assistant Vice President of the Fund since 2011; Analyst Portfolio Administration, Gabelli Funds LLC (2010); Analyst Levion Capital Group (2009); Treasury Analyst GE Capital (2008); Treasury Analyst Tudor Group (2007); Student University of Virginia (2003-2007).
Laurissa M. Martire Vice President Age: 35	Since 2004	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2003.

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	– Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.
4	Represents holders of the Fund’s Preferred Stock.
5	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
6	Directors who are not interested persons are considered “Independent” Directors.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 15, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Annual Meeting of The Gabelli Convertible and Income Securities Fund’s shareholders will be held on Monday, May 14, 2012 at the Greenwich Library in Greenwich, Connecticut.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. INCOME TAX INFORMATION (Unaudited)
December 31, 2011

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long-Term Capital Gains (a)	Return of Capital (c)	Dividend Reinvestment Price
Common Shares
03/24/11	03/17/11	$0.12000	$0.01515	—	$0.10485	$6.1845
06/23/11	06/16/11	0.12000	0.01515	—	0.10485	5.9185
09/23/11	09/16/11	0.12000	0.01515	—	0.10485	5.1649
12/16/11	12/13/11	0.12000	0.01515	—	0.10485	5.2452

		$0.48000	$0.06060	—	$0.41940
6.000% Series B Cumulative Preferred Stock
03/28/11	03/21/11	$0.37500	$0.37500	—
06/27/11	06/20/11	0.37500	0.37500	—
09/26/11	09/19/11	0.37500	0.37500	—
12/27/11	12/19/11	0.37500	0.37500	—

		$1.50000	$1.50000	—

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2011 tax returns. Ordinary income distributions include net investment income and net realized short-term capital gains.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common and 6.00% Series B Cumulative Preferred shareholders ordinary income dividends of $0.0606 and $1.5000 per share, respectively, in 2011. For the year ended December 31, 2011, 48.14% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 61.19% of the ordinary income distribution was qualified dividend income and 44.62% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2011 derived from U.S. Treasury securities was 0.53%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Treasury securities held as of December 31, 2011 was 22.34%.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
INCOME TAX INFORMATION (Continued) (Unaudited)
December 31, 2011

Historical Distribution Summary

	Investment Income (b)	Short-Term Capital Gains (b)	Long- Term Capital Gains	Return of Capital (c)	Total Distributions (a)	Adjustment to Cost Basis (d)
Common Shares
2011	$0.04210	$0.01850	—	$0.41940	$0.48000	$0.41940
2010	0.05040	—	—	0.41960	0.47000	0.41960
2009	0.08543	—	—	0.33457	0.42000	0.33457
2008	0.11672	0.00460	$0.00796	0.67072	0.80000	0.67072
2007	0.30784	0.07582	0.24480	0.17154	0.80000	0.17154
2006	0.34356	0.12104	0.33540	—	0.80000	—
2005	0.29540	0.05780	0.20644	0.24036	0.80000	0.24036
2004	0.18800	—	—	0.61200	0.80000	0.61200
2003	0.18800	—	0.05160	0.56040	0.80000	0.56040
2002	0.27170	—	—	0.47830	0.75000	0.47830
2001	0.47550	0.06950	0.26500	—	0.81000	—
2000	0.56610	0.32670	0.40720	—	1.30000	—
1999	0.38990	0.44590	0.19420	—	1.03000	—
1998	0.38660	0.24130	0.29210	—	0.92000	—
1997	0.39690	0.22850	0.33460	—	0.96000	—
1996	0.49000	0.14160	0.10340	—	0.73500	—
1995	0.55740	0.20410	0.35950	0.02900	1.15000	0.02900
1994	0.57300	0.11500	0.21200	—	0.90000	—
1993	0.56100	0.20000	0.66400	—	1.42500	—
1992	0.65400	0.09000	0.13200	—	0.87600	—
1991	0.70600	0.11200	0.04700	—	0.86500	—
1990	0.69000	—	—	—	0.69000	—
1989	0.11500	—	—	—	0.11500	—
6.000% Series B Cumulative Preferred Stock
2011	$1.04200	$0.45800	—	—	$1.50000	—
2010	1.50000	—	—	—	1.50000	—
2009	1.50000	—	—	—	1.50000	—
2008	1.35400	0.05360	$0.09240	—	1.50000	—
2007	0.73128	0.18220	0.58652	—	1.50000	—
2006	0.64417	0.22693	0.62890	—	1.50000	—
2005	0.79175	0.15491	0.55334	—	1.50000	—
2004	1.50000	—	—	—	1.50000	—
2003	0.90900	—	0.24930	—	1.15830	—

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income for Federal tax purposes.
(c)	Non-taxable.
(d)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DIRECTORS AND OFFICERS

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Dugald A. Fletcher

President, Fletcher & Company, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President and Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Curtis Browning

Assistant Vice President & Ombudsman

Laurissa M. Martire

Vice President

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	6.00% Preferred
NYSE–Symbol:	GCV	GCV PrB
Shares Outstanding:	13,516,406	965,548

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGCVX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI CONVERTIBLE
AND INCOME SECURITIES FUND INC.

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GCV Q4/2011

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $33,947 for 2010 and $33,947 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,128 for 2010 and $12,628 for 2011. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 for 2010 and $4,200 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R. Pustorino and Salvatore J. Zizza.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

—Operations

—Legal Department

—Proxy Department

—Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”)—Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.    Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.    In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.    Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5.    VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.    Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.    If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.    In the case of a proxy contest, records are maintained for each opposing entity.

9.    Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment
•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Convertible and Income Securities Fund Inc., (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2011. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	18.1B	7	4.1B

	Other Pooled Investment Vehicles:	16	604.9M	13	551.7M

	Other Accounts:	1,766	13.4B	9	1.4B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2011.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 07/01/11 through 07/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,516,406 Preferred Series B – 965,548

Month #2 08/01/11 through 08/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,516,406 Preferred Series B – 965,548

Month #3 09/01/11 through 09/30/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,516,406 Preferred Series B – 965,548

Month #4 10/01/11 through 10/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,516,406 Preferred Series B – 965,548

Month #5 11/01/11 through 11/30/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,516,406 Preferred Series B – 965,548

Month #6 12/01/11 through 12/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,516,406 Preferred Series B – 965,548

Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                 The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*             /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date         3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*             /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date         3/9/12

By (Signature and Title)*             /s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date         3/9/12

*	Print the name and title of each signing officer under his or her signature.